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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported):May 19, 2004


                       CITIGROUP MORTGAGE LOAN TRUST INC.

            (as depositor under the Pooling and Servicing Agreement,
             dated as of May 1, 2004, providing for the issuance of
                 Carrington Mortgage Loan Trust, Series 2004-NC1
                     Asset Backed Pass-Through Certificates)


                       Citigroup Mortgage Loan Trust Inc.
                       ----------------------------------

             (Exact name of registrant as specified in its charter)
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           DELAWARE                  333-107958                 01-0791848
 ---------------------------        -----------           ----------------------
(State or Other Jurisdiction        (Commission              (I.R.S. Employer
of Incorporation)                   File Number)          Identification Number)

390 Greenwich Street
New York, New York                                              10013
--------------------------------------------                    ------
(Address of Principal Executive Offices)                       Zip Code)


Registrant's telephone number, including area code:  (212) 816-6000
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                                       -2-

Item 5.           OTHER EVENTS


Description of the Certificates and the Mortgage Pool

         Citigroup Mortgage Loan Trust Inc. (the "Registrant") plans a series of certificates, entitled Carrington Mortgage Loan Trust, Series 2004-NC1, Asset Backed Pass-Through Certificates (the "Certificates"), to be issued pursuant to a pooling and servicing agreement, dated as of May 1, 2004, among the among the Registrant as depositor, New Century Mortgage Corporation as servicer and Deutsche Bank National Trust Company as trustee. The Certificates to be designated as the 2004- NC1 Certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a segregated pool (the "Mortgage Pool") of conventional, one- to four-family, fixed-rate and adjustable-rate mortgage loans secured by first liens and second liens on residential real properties having original terms to maturity up to 30 years (the "Mortgage Loans").

Computational Materials

         Citigroup Global Markets Inc. (the "Underwriter") have advised the Registrant that it has furnished to certain prospective purchasers of Certificates certain materials, herein referred to as "Computational Materials," in written form, which Computational Materials are in the nature of data tables and term sheet information relating to the Mortgage Loans or other assets of the Trust Fund, the structure of the Certificates and terms of certain classes of Certificates, and the hypothetical characteristics and hypothetical performance of certain classes of Certificates under certain assumptions and scenarios.

         The Computational Materials have been provided by the Underwriter. The information in the Computational Materials is preliminary and will be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Commission.

         The Computational Materials were prepared by the Underwriter at the request of certain prospective investors. The Computational Materials may be based on information that differs from the information set forth in the Prospectus Supplement.




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                                       -3-

Item 7.           FINANCIAL STATEMENTS AND EXHIBITS


                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits



         EXHIBIT NO.                        DESCRIPTION
         -----------                        -----------

              99.1 Computational Materials (as defined in Item 5) that have been provided by Citigroup Global Markets Inc. to certain prospective purchasers of Carrington Mortgage Loan Trust, Series 2004-NC1, Asset Backed
                                            Pass-Through Certificates.




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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 19, 2004

                                          CITIGROUP MORTGAGE LOAN TRUST INC.


                                          By: /s/ Matthew Bollo
                                             ------------------------------
                                          Name:   Matthew Bollo
                                          Title:  Assistant Vice President




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

                                                 Index to Exhibits




                                                                                                  Sequentially
    Exhibit No.                                  Description                                     Numbered Page
    -----------                                  ------------                                    -------------
        99.5          Computational Materials (as defined in Item 5) that have                         P
                      been provided by Citgroup Global Markets Inc. to
                      certain prospective  purchasers of Carrington Mortgage
                      Loan Trust, Series 2004-NC1, Asset Backed Pass-
                      Through Certificates.




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                                  EXHIBIT 99.5


                                [FILED BY PAPER]